SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K/A
                                AMENDMENT NO. 1



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): FEBRUARY 1, 2002

                              RIMPAC RESOURCES LTD.
             (Exact name of registrant as specified in its charter)


            NEVADA                    0-29481                     91-1921379
(State or other jurisdiction of     (Commission                 (IRS Employer
        incorporation)              File Number)             Identification No.)




            3665 RUFFIN ROAD, SUITE 225, SAN DIEGO, CALIFORNIA 92123
               (Address of principal executive offices) (Zip Code)


                                 (866) 568-6266
               Registrant's telephone number, including area code

     1765 DUCHESS AVENUE, SUITE M2, WEST VANCOUVER, BRITISH COLUMBIA V7V 1P8
         (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         See the disclosure in Item 5 below.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         See the disclosure in Item 5 below.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On February 1, 2002, the registrant closed its acquisition of Internet LOTO, a privately-held California corporation, pursuant to the terms of a Share Exchange Agreement dated January 17, 2002 (the "Share Exchange Agreement"). Internet LOTO is now a wholly-owned subsidiary of the registrant.

         The registrant has issued 11,450,000 shares of its common stock to the shareholders of Internet LOTO. There are now 20,000,000 shares of common stock of the registrant issued and outstanding.


         Upon the closing of the acquisition, Thomas M. Johnson, age 41, was appointed as the sole officer and director. Mr. Johnson graduated from University of California, San Diego (UCSD) with a BA in Biochemistry & Cellular Biology and minor in Computer Science in 1985. He was a Senior Coder/Programmer at Scripps Institution of Oceanography for over 4 years. Mr. Johnson also completed a certified Business Management program at UCSD in 1993. From 1985 - 1994, he worked as Director of Manufacturing for some of San Diego's highly acclaimed biotechnology and pharmaceutical companies, such as, Gen-Probe, Telios Pharmaceuticals and Chromagen.


         In April 1994, he founded HI-TEK Multimedia, Inc., a private California multimedia company specializing in development and production of interactive CD-ROMs and web sites for travel, golf, tourism and hospitality industries. From 1997 - 1998, he was a Director for Traveler's Aid, a non-profit organization assisting and aiding travelers with free information at numerous international airports. In the same year, Mr. Johnson was also a Director on the Advanced Technology Committee for the San Diego Convention and Visitors Bureau.

         From March 1999 to present, Mr. Johnson has been a technology and marketing consultant to the Secretary of Tourism for the Government of Baja California, Mexico. In addition, he is currently working with the Vietnamese government to develop a strategic marketing plan to promote tourism and investment for the country with second fastest growing economy in Asia.

         In 2000 - 2001, HI-TEK produced the Carlsbad Vacation Planner CD-ROM for the Carlsbad Convention and Visitors Bureau, which won the top digital marketing award at HSMAI (Hospitality Sales and Marketing Association International) event with over 2000 entries worldwide.

         Finally, in February 2001, Mr. Johnson founded Internet LOTO, a marketing company developing the latest online lottery technologies to assist in the promotions of state and government sanctioned lotteries worldwide.

         Lastly, Mr. Johnson speaks and writes Vietnamese, Spanish and English fluently.

         As of February 1, 2002, the executive offices of the registrant have been moved to the facilities of InternetLOTO in San Diego, California.

         Internet LOTO is a company organized in September 2001 under the laws of the State of California. It is pursuing its business plan of developing a global online lottery web portal, InternetLOTO.com. Through strategic alliances with global industry leaders, governments and charitable organizations, Internet LOTO plans on distributing e-tickets for the Internet's largest jackpot lotteries.

         Thus far, Internet LOTO has prepared its business plan; designed and launched the FLASH Animation web page (WWW.INTERNETLOTO.COM); and designed and launched the front end web site (Alpha stage).

         Except as otherwise noted, the following table sets forth certain information with respect to beneficial ownership of the registrant's shares anticipated as a result of the acquisition of IPEC: (a) each stockholder known to be the beneficial owner of more than five percent, in the aggregate, of the outstanding registrant's shares, (b) each director and executive officer of the registrant as of the date hereof, and (c) all executive officers and directors as a group.

                                                                                     NUMBER OF      PERCENT OF ALL
                                                                                   SHARES OWNED       OUTSTANDING
                       NAME                          POSITION (IF ANY)                                  SHARES(1)
                Thomas M. Johnson                Sole Officer and Director           1,431,250           7.2%

                  Lee P. Johnson                Chief Technology Officer and         1,431,250           7.2%
                                                  Director of Internet LOTO

                Amoeba Corporation                                                   8,587,500           42.9%

        Officers and Directors as a group                                            1,431,250           7.2%
                    (1 person)

         ---------------

         (1) The percentages shown are based on 20,000,000 shares, being the total of the issued and outstanding shares of the registrant upon completion of the acquisition.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (a) Financial statements of businesses acquired: The audited financial statements of InternetLOTO as of and for the period from inception (September 19, 2001) through December 31, 2001 are being filed herewith.



         (b)      Pro forma financial information: Filed herewith.


         (c)      Exhibits:

                  REGULATION
                  S-K NUMBER                         DOCUMENT


                         2.1                Share Exchange Agreement by and between Rimpac
                                            Resources Ltd. and the shareholders of Internet Loto, Inc.
                                            Dated as of January 17, 2002 (1)<F1>

                        99.1                Press release dated February 6, 2002 (1)<F1>

                  ----------------------

                  (1)<F1>   Filed previously.



ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RIMPAC RESOURCES LTD.


April 15, 2002                        By: /s/ THOMAS M. JOHNSON
                                         --------------------------------------
                                           Thomas M. Johnson
                                           President

                          INDEPENDENT AUDITOR'S REPORT


Board of Directors and Stockholders
Internet LOTO, Inc.


We have audited the accompanying balance sheet of Internet LOTO, Inc., (A development stage company) as of December 31, 2001, and the related statement of operations, stockholders' equity (deficit), and cash flows from inception, September 19, 2001 through December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Internet LOTO, Inc. as of December 31, 2001, and the results of its operations and its cash flows from September 19, 2001, date of inception, through December 31, 2001 in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note G to the financial statements, the Company has suffered losses from operations and has a net working capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note G. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Siegel Smith LLP

Siegel Smith LLP
Solana Beach, California

April 10, 2002

                              INTERNET LOTO, INC.
                         (A DEVELOPMENT STATE COMPANY)
                                 BALANCE SHEET
                                  DECEMBER 31



                                     ASSETS

                                                               2001
                                                          --------------
     CURRENT ASSETS
        Cash                                              $      1,000
        ----------------------------------------------------------------
          TOTAL CURRENT ASSETS                                   1,000

     FIXED ASSETS
        Computers                                                9,284
        Internet software                                      185,000
        ----------------------------------------------------------------
          TOTAL PROPERTY AND EQUIPMENT                         194,284

     OTHER ASSETS
        Work in progress                                       200,000
         ---------------------------------------------------------------
          TOTAL OTHER ASSETS                                   200,000

         ---------------------------------------------------------------
            TOTAL ASSETS                                  $    395,284
         ===============================================================

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

     CURRENT LIABILITIES
         Note payable                                     $      1,000
         Accounts payable                                      445,772
         Accrued liabilities                                    11,300
         ---------------------------------------------------------------
            TOTAL CURRENT LIABILITIES                          458,072


     LONG TERM LIABILITIES

     STOCKHOLDERS' EQUITY (DEFICIT)
         Common stock                                             -
         Accumulated deficit during development stage          (62,788)
         ---------------------------------------------------------------
            Total stockholders' equity (deficit)               (62,788)

         ---------------------------------------------------------------
            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $    395,284
         ===============================================================



               See the Accompanying Notes to Financial Statements

                              INTERNET LOTO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENT OF OPERATIONS
  FOR THE PERIOD FROM INCEPTION, SEPTEMBER 19, 2001 THROUGH DECEMBER 31, 2001


                                                       From Inception
                                                     September 19, 2001
                                                           Through
                                                      December 31, 2001
========================================================================
REVENUES                                              $

RESEARCH AND DEVELOPMENT

ADMINISTRATIVE AND SELLING EXPENSES
   Salaries                                                   40,000
   General and administrative expenses                        19,432
   Office occupancy                                            1,139
   Promotions and advertising                                    400
   Travel and entertainment                                    1,017
   ------------------------------------------------------------------
     TOTAL ADMINISTRATIVE EXPENSE                             61,988

   ------------------------------------------------------------------
     NET LOSS FROM OPERATIONS                                (61,988)

INCOME TAXES                                                     800

    -----------------------------------------------------------------
     NET LOSS                                         $      (62,788)
    =================================================================


     Weighted Average Shares                               1,442,308
     Loss per share                                         (0.04)


               See the Accompanying Notes to Financial Statements

                              INTERNET LOTO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
             STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
          FROM INCEPTION, SEPTEMBER 30, 2001 THROUGH DECEMBER 31, 2001

==================================================================================================================
                                                                 Common Stock          Accumulated
        Date               Description                      Shares         Dollars        Deficit          Total
------------------------------------------------------------------------------------------------------------------

September 19, 2001    Beginning                                -               -              -               -
                        balance

 October  18, 2001    Founders shares                      2,000,000    $      -                       $      -

 December 31, 2001    Net loss                                                        $    (62,788)    $  (62,788)

------------------------------------------------------------------------------------------------------------------
 Balance November 30, 2001                                 2,000,000    $      -      $    (62,788)    $  (62,788)
==================================================================================================================







                 See Accompanying Notes to Financial Statements

                              INTERNET LOTO, INC.
                         (A DEVELOPMENT STATE COMPANY)
                            STATEMENTS OF CASH FLOWS
          FROM INCEPTION, SEPTEMBER 19, 2001 THROUGH DECEMBER 31, 2001

                                                                           From Inception
                                                                         September 19, 2001
                                                                               Through
                                                                          December 31, 2001
                                                                         ------------------

CASH FLOWS FROM OPERATING ACTIVITIES
   Net Loss                                                             $         (62,788)

   Adjustments to reconcile net income to net cash
   provided by operating activities:
      Depreciation
      Stock for services
      Changes in:
      Accrued liabilities                                                          11,300
      Accounts payable                                                             60,772
--------------------------------------------------------------------------------------------
Net Cash Provided (Used) in Operating Activities                                    9,284

CASH FLOWS FROM INVESTING ACTIVITIES
      Acquisition of equipment                                                     (9,284)

--------------------------------------------------------------------------------------------
Net Cash Provided (Used) by Investing Activities                                   (9,284)

CASH FLOWS FROM FINANCING ACTIVITIES
      Notes payable                                                                 1,000

--------------------------------------------------------------------------------------------
Net Cash Provided by Financing Activities                                           1,000

      NET INCREASE IN CASH                                                          1,000

   Cash, beginning of the year                                                          0

--------------------------------------------------------------------------------------------
   Cash, December  31                                                   $           1,000
============================================================================================

SUPPLEMENTAL NON CASH INVESTING AND FINANCING ACTIVITIES:
   Computer software and work in progress acquied with account payable  $         385,000

SUPPLEMENTAL INFORMATION:
      Interest paid                                                     $               0
      Taxes paid                                                        $               0


               See the Accompanying Notes to Financial Statements

                               INTERNET LOTO, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                   DECEMBER 31


NOTE A -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
Internet LOTO, Inc. (the "Company") was incorporated in the State of California on September 19, 2001. The Company is developing a web site "www.internetloto.com", incorporating a global lottery. International players will have the potential to win cash and will be able to watch weekly lotto games put on by various foreign governments. Guests may enter any weekly jackpot by purchasing a $1.00 (US) entry and selecting their lucky numbers or allowing the computer to select numbers for them. All transactions will be secured through an established online credit card transaction company.

DEVELOPMENT STAGE OPERATIONS
Since inception, September 19, 2001, the Company has devoted significantly all of its efforts to development of a web site, obtaining capital resources and obtaining lottery licenses. Therefore, the Company is considered a development stage company as described in SFAS No. 7.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

BASIC AND DILUTED NET LOSS PER SHARE
Net loss per share is calculated in accordance with SFAS128, EARNINGS PER SHARE for the period presented. Basic net loss is based upon the weighted average number of common shares outstanding. The Company has operated at a loss during the development stage and as of December 31, 2001 only the Basic Per Share information is reported.

COMPREHENSIVE INCOME
The Company has adopted SFAS 130, REPORTING COMPREHENSIVE INCOME, which establishes standards for reporting comprehensive loss and its components in the financial statements. To date, the Company's comprehensive loss equals its net loss.

CASH AND CASH EQUIVALENTS
Cash equivalents include cash on hand and in banks.

ACCOUNTING METHOD
The Company uses the accrual method of accounting, which recognizes income as it is earned and expenses as they are incurred.

EQUIPMENT AND DEPRECIATION
Property and equipment are carried at historical cost. The Company is currently developing the initial web site through a related party, (Note E). Since the web site is not fully operational at this point in time the Company has not began depreciation of the web site. Once fully operational the Company anticipates depreciating the site over a five-year period. The Company will use the modified accelerated cost recovery method for income tax purposes. In December 2001 the Company purchased four laptop computers from a related party (Note E), Hi-Tek.com, but the systems were not implemented until January 2002. Therefore, no depreciation has been recorded, but the Company will use the modified accelerated cost recovery method for income tax purposes.

                               INTERNET LOTO, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                   DECEMBER 31


WORK IN PROGRESS
As part of the overall service contract with Hi-Tek.com, Inc., (Note E), the service contract allocates $200,000 towards a trademark and other marketing associated costs. These services have not been provided as of December 31, 2001. Therefore, this amount has been recorded as prepayments. Since the timing of these services, including receipt of a trademark, is unknown the prepayments are recorded as a long-term asset.


INCOME TAXES
Income taxes are calculated using the liability method specified by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". Deferred income taxes reflect the net tax effects of temporary differences between the financial statement carrying amounts and tax rates in effect in the years in which the differences are expected to reverse.

ACCOUNTING FOR STOCK-BASED COMPENSATION
Statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation" (SFAS No. 123) prescribes a fair value method of accounting for stock based compensation plans and for transactions in which stock options or other equity instruments are exchanged for goods or services. The Company adopted this accounting standard at inception. Accordingly, the fair value of the equity instruments issued is used to account for the payment of services rendered. Also, in accordance with SFAS No. 123, the Company has footnote disclosure with respect to stock-based non-employee compensation. The cost of stock based compensation is measured at the grant date on the value of the award and recognizes this cost over the service period. The value of the stock-based award is determined using a pricing model whereby compensation cost is the excess of the fair market valued of the stock as determined by the model at grant date or other measurement date over the amount an employee must pay to acquire the stock.

NEW ACCOUNTING PRONOUNCEMENTS
In December 1999, the Staff of the Securities and Exchange Commission released Staff Accounting Bulletin (SAB) No. 101, REVENUE RECOGNITION, to provide guidance on the recognition, presentation and disclosure of revenues in financial statements. In June 2000, the SEC staff amended SAB 101to provide registrants with additional time to implement SAB 101. The Company will be required to adopt SAB 101 by the fourth quarter of fiscal 2001. Upon commencement of operations, the Company intends to adopt the revenue recognition practices to conform to SAB 101. Furthermore, the Company does not expect the adoption of SAB 101 to have a material effect on its financial position or results of operation.

In June 2001, the SFAS adopted Standard No.142, GOODWILL AND OTHER INTANGIBLE ASSETS, the Board concluded that intangible assets that are being amortized should continued to be reviewed for impairment in accordance with FASB Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of. Management has implemented this Standard, but found no impairment of their assets, as of December 31, 2001.


NOTE B - NOTES PAYABLE

The Company has obtained from one shareholder an initial amount of $1,000 used to open the bank account. The note is an unsecured demand note and the shareholder has waved interest on the note until paid. The Company intends to repay the note with investments from future shareholders, (Note E).

                               INTERNET LOTO, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                   DECEMBER 31


NOTE C - INCOME TAXES

Income tax expense of $800 represents the minimum California franchise tax for the fiscal year- ended March 31, 2002. Currently the Company does not have any deferred income tax since it has not completed its first fiscal year of operations.


NOTE D - COMMON STOCK

The Company has authorized 4,000,000 shares of no par value common stock. On December 31, 2001 there were 2,000,000 shares issued and outstanding. Subsequent to December 31, 2001 the Company amended its articles of incorporation to increase the number of shares authorized to 8,000,000 (Note F).


NOTE E - RELATED PARTY TRANSACTIONS

The Company had entered into a service contract agreement ("agreement") with Hi-Tek.com, Inc., ("Hi-Tek"), to develop the Company name and identity, design graphics and a logo, design the web site including content development, flash animation as well as host and maintain the web site. Additional provisions are also included in the agreement relating to the business plan and gaming and lottery research and analysis. The total amount for Phase I of the agreement is $385,000. Additionally, Hi-Tek has provided the funding for all the Company's expenses incurred through December 31, 2001. These expenses include salaries of $40,000 to a total of four individuals; the amounts for rent; legal and professional expenses; as well as the other administrative expenses incurred and paid through December 31, 2001. Hi-Tek is owned and operated by the two shareholders that own 100% of the Company's outstanding stock as of December 31, 2001. The two shareholders are also officers of the Company. The total amount owed to Hi-Tek as of December 31, 2001 was $445,772.

The Company has obtained from one shareholder an initial amount of $1,000 used to open the bank account. The note is an unsecured demand note and the shareholder has waved interest on the note until paid. The Company intends to repay the note with investments from future shareholders, (Note B).

The two shareholders of the Company have assigned, to the Company, a Joint Venture/Consulting Agreement between the shareholders and Amoeba Corp., ("Amoeba" a Nassau, New Providence, Bahamas Corporation), (See Note F regarding terms of the agreement.) The assignment of the Joint Venture/Consulting Agreement to the Company was determined not to have a value other than the founders shares issued to the shareholders at no value.


NOTE F - SUBSEQUENT EVENTS

The Company has amended its articles of incorporation to increase the authorized shares of common stock to 8,000,000.

The Company has acquired a contract with Amoeba to provide various services to the Company. The services include, but are not limited to, a business plan, mergers and acquisitions, strategic alliances, technical global strategies regarding governmental interfaces and compliance with international standards and research advice. In exchange for these services the Company issued to Amoeba, in February 2002, 8,587,500 shares of common stock of Rimpac Resources Ltd., (see following paragraph). The contract, dated February 2, 2001, was originally between Amoeba and the two shareholders of the Company at December 31, 2001 (Note E).

                               INTERNET LOTO, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                   DECEMBER 31



The Company, effective February 1, 2002, completed an arrangement with Rimpac Resources Ltd.(OTCBB: trading symbol rimp), whereby the shareholders of Internet LOTO exchanged all of their common shares for 11,450,000 shares of Rimpac Resources Ltd. The exchange was accounted for as a reverse acquisition since Internet LOTO shareholders received 57.3% of the 20 million shares outstanding after completion of the exchange.


NOTE G - GOING CONCERN

At December 31, 2001 the Company had a significant working capital deficit. Additionally, the Company has negative stockholders' equity during their development stage. These factors raise doubt about the Company continuing as a going concern.

Management continues to seek capital via the sale of convertible debentures. The Company is also discussing financing alternatives with various investment groups. There can be no assurance that the Company will be successful in its efforts to raise adequate capital. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

               INTERNET LOTO, INC. (A DEVELOPMENT STAGE COMPANY)
               RIMPAC RESOURCES LTD. (A DEVELOPMENT STAGE COMPANY
                             PROFORMA BALANCE SHEET
                               DECEMBER 31, 2001




                                     ASSETS

                                                         Internet          Rimpac           Proforma
                                                          LOTO           Resources        Consolidated
                                                     --------------    --------------    ----------------

CURRENT ASSETS
   Cash                                              $       1,000     $           3     $         1,003
   ------------------------------------------------------------------------------------------------------
     TOTAL CURRENT ASSETS                                    1,000                 3               1,003

FIXED ASSETS
   Computers                                                 9,284                                 9,284
   Internet software                                       185,000                               185,000
   ------------------------------------------------------------------------------------------------------
     TOTAL PROPERTY AND EQUIPMENT                          194,284                               194,284

OTHER ASSETS
   Work in progress                                        200,000                               200,000
   ------------------------------------------------------------------------------------------------------
     TOTAL OTHER ASSETS                                    200,000                               200,000

   ------------------------------------------------------------------------------------------------------
              TOTAL ASSETS                           $     395,284     $           3     $       395,287
   ======================================================================================================

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)


CURRENT LIABILITIES
   Note payable                                      $       1,000     $      10,000     $        11,000
   Accounts payable                                        445,772            36,889             482,661
   Accrued liabilities                                      11,300                                11,300
   ------------------------------------------------------------------------------------------------------
     TOTAL CURRENT LIABILITIES                             458,072            46,889             504,961

LONG TERM LIABILITIES

STOCKHOLDERS' EQUITY (DEFICIT)
   Preferred stock                                                               -
   Common stock                                                -               8,550               8,550
   Additional paid in capital                                                 24,162              24,162
   Accumulated deficit during development stage            (62,788)          (79,598)           (142,386)
   ------------------------------------------------------------------------------------------------------
     Total stockholders' equity (deficit)                  (62,788)          (46,886)           (109,674)

   ------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $     395,284     $           3     $       395,287
  =======================================================================================================


               See the Accompanying Notes to Financial Statements

                              INTERNET LOTO, INC.
                             RIMPAC RESOURCES LTD.
                       (BOTH DEVELOPMENT STAGE COMPANIES)
                        PROFORMA STATEMENT OF OPERATIONS
             FOR THE PERIOD SEPTEMBER 19, 2001 (INCEPTION) THROUGH
             DECEMBER 31, 2001 AND THE YEAR ENDED DECEMBER 31, 2001




                                                 Internet LOTO              Rimpac
                                                  From Inception            For the
                                                September 19, 2001        Year Ended
                                                      Through             December 31,         Proforma
                                                 December 31, 2001            2001             Combined
----------------------------------------------------------------------------------------------------------

REVENUES                                         $                        $                    $

RESEARCH AND DEVELOPMENT

ADMINISTRATIVE AND SELLING EXPENSES
   Salaries                                              40,000                 22,702             62,702
   General and administrative expenses                   19,432                                    19,432
   Office occupancy                                       1,139                                     1,139
   Promotions and advertising                               400                                       400
   Travel and entertainment                               1,017                                     1,017
   -------------------------------------------------------------------------------------------------------
      TOTAL ADMINISTRATIVE EXPENSE                       61,988                 22,702             84,690

   -------------------------------------------------------------------------------------------------------
      NET LOSS FROM OPERATIONS                          (61,988)               (22,702)           (84,690)

OTHER INCOME (EXPENSE)
   Foreign currency transactions gain (loss)                                      (134)              (134)

INCOME TAXES                                                800
   -------------------------------------------------------------------------------------------------------
      NET LOSS                                   $      (62,788)          $    (22,836)        $  (84,824)
   =======================================================================================================

   Weighted Average Shares
   Loss per share



              See the Accompanying Notes to Financial Statements.

                              INTERNET LOTO, INC.
                             RIMPAC RESOURCES LTD.
                       (BOTH DEVELOPMENT STAGE COMPANIES)
                            STATEMENTS OF CASH FLOWS
             FOR THE PERIOD SEPTEMBER 19, 2001 (INCEPTION) THROUGH
             DECEMBER 31, 2001 AND THE YEAR ENDED DECEMBER 31, 2001




                                                                 Internet LOTO            Rimpac
                                                                From Inception
                                                              September 19, 2001
                                                                   Through               Year Ended          Proforma
                                                              December 31, 2001       December 31, 2001      Combined
                                                              ----------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
   Net Loss                                                   $       (62,788)        $       (22,836)      $   (85,624)

   Adjustments to reconcile net income to net cash
   provided by operating activities:
      Depreciation
      Stock for services
      Changes in:
      Accrued liabilities                                              11,300                                    11,300
      Accounts payable                                                 60,772                  12,841            73,613
------------------------------------------------------------------------------------------------------------------------
Net Cash Provided (Used) in Operating Activities                        9,284                  (9,995)             (711)

CASH FLOWS FROM INVESTING ACTIVITIES
   Acquisition of equipment                                            (9,284)                                   (9,284)

------------------------------------------------------------------------------------------------------------------------
Net Cash Provided (Used) by Investing Activities                       (9,284)                      0            (9,284)

CASH FLOWS FROM FINANCING ACTIVITIES
   Notes payable                                                        1,000                  10,000            11,000
   Repayment of bank overdraft                                                                     (2)               (2)
------------------------------------------------------------------------------------------------------------------------
Net Cash Provided by Financing Activities                               1,000                   9,998            10,998

       NET INCREASE IN CASH                                             1,000                       3             1,003

   Cash, beginning of the year                                              0                       0

------------------------------------------------------------------------------------------------------------------------
   Cash, December  31                                         $         1,000         $             3       $     1,003
========================================================================================================================

SUPPLEMENTAL NON CASH INVESTING AND FINANCING ACTIVITIES:
   Computer software and work in progress acquied             $       385,000

SUPPLEMENTAL INFORMATION:
      Interest paid                                           $             0         $             0       $         0
      Taxes paid                                              $             0         $             0       $         0


               See the Accompanying Notes to Financial Statements

                              INTERNET LOTO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
             STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
          FROM INCEPTION, SEPTEMBER 30, 2001 THROUGH DECEMBER 31, 2001



=========================================================================================================

                                                          Common Stock         Accumulated
       Date                Description                 Shares     Dollars         Deficit          Total
---------------------------------------------------------------------------------------------------------

 September 19, 2001         Beginning                     -          -               -               -
                             balance

 October  18, 2001        Founders shares            2,000,000   $   -                          $    -


 December 31, 2001           Net loss                                          $ (62,788)       $(62,788)

---------------------------------------------------------------------------------------------------------
 Balance November 30, 2001                           2,000,000   $   -         $ (62,788)       $(62,788)
=========================================================================================================


                 See Accompanying Notes to Financial Statements